PROSPECTUS
November 15, 1999
As Amended June 15, 2000



SCHWAB
BOND INDEX FUNDS


                                   =============================================

                                   Schwab Short-Term Bond Market Index Fund


                                   Schwab Total Bond Market Index Fund




As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate.
Anyone who indicates otherwise is
committing a federal crime.


                                                      [SCHWAB FUNDS(R) LOGO]

        Schwab Bond Index Funds


        ABOUT THE FUNDS


  4     Schwab Short-Term Bond Index Fund

  8     Schwab Total Bond Market Index Fund

 12     Fund Management


        INVESTING IN THE FUNDS


 14     Buying Shares

 15     Selling/Exchanging Shares

 16     Transaction Policies

 17     Distributions and Taxes


                                 ABOUT THE FUNDS

The funds in this prospectus share the same basic INVESTMENT STRATEGY: They are designed to track the price and yield performance of a bond index. Each fund tracks a different index.

This strategy distinguishes an index fund from an "actively managed" fund. Instead of choosing investments based on judgments about future market or interest rate movements, a portfolio manager looks to an index to determine which securities the fund should own.

By investing in bonds, the funds seek to provide current income to shareholders. Each fund also seeks to lower risk by diversifying broadly across the various sectors of the bond market represented in its index.

The funds are designed for long-term investing. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB SHORT-TERM
BOND MARKET INDEX FUND

TICKER SYMBOL: SWBDX


GOAL

The fund seeks current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1 - 5 Year) Government/Corporate Bond Index.


INDEX

THE LEHMAN BROTHERS MUTUAL FUND SHORT (1 - 5 YEAR) GOVERNMENT/CORPORATE BOND INDEX INCLUDES INVESTMENT-GRADE GOVERNMENT AND CORPORATE BONDS that are denominated in U.S. dollars and have maturities of one to five years. Investment-grade securities are rated in the four highest credit rating categories (AAA-BBB-). Bonds are represented in the index in proportion to their market value.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN BONDS THAT ARE INCLUDED IN THE INDEX. The fund normally invests at least 65% of total assets in these securities, and typically far more. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund.

Because it would be impractical to invest in every bond in the index, the fund uses quantitative techniques to assemble a portfolio whose performance is expected to track that of the index. The fund seeks to remain close to the index in its dollar-weighted average maturity.

Like many index funds, the fund may enter into swap agreements, in which one security is exchanged for another, and may invest in futures contracts and lend securities. The fund would use these securities and techniques in seeking to enhance total return and minimize the gap between its performance and that of the index. However, because of fund expenses, the fund's performance normally is somewhat below that of the index.



SHORT-TERM BONDS

As a bond approaches maturity, its market value typically approaches its par value (the amount a bondholder receives when the bond matures). Because of this, short-term bond prices typically do not react as strongly to interest rate changes.

In exchange for this lower volatility, short-term bonds typically (though not always) offer lower yields than longer term bonds.

The index focuses on three bond market sectors, in this proportion:

BOND TYPE

--------------------------------------------
U.S. government                        75.7%
U.S. corporate                         19.1%
Dollar-denominated foreign issues       5.2%


The index has approximately 1,804 bonds and a dollar-weighted average maturity of 2.78 years. (All figures as of 8/31/1999).


                       4 SHORT-TERM BOND MARKET INDEX FUND

Investors who are seeking a diversified source of current income and want potentially lower volatility and lower returns, compared to a long-term fund, may want to consider this fund.



MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SHORT-TERM BOND MARKET, AS MEASURED BY THE INDEX. The fund is designed to follow the index during upturns as well as downturns. Because of its indexing strategy, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The fund's short average maturity is designed to reduce this risk, but will not eliminate it. A fall in interest rates could hurt the fund as well, by lowering its yield. This is because issuers tend to pay off their bonds when interest rates fall, often forcing the fund to reinvest in lower-yielding securities.

DIFFERENT TYPES OF BONDS CARRY DIFFERENT TYPES OF RISKS. To the extent that the fund is exposed to a given sector of the bond market, it takes on the risks of that sector. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from lack of reliable issuer information to the risk of political upheaval. Although the risk of default is generally considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its bond investments, its other investment strategies also involve risks.

For example, the fund's use of quantitative techniques may increase the gap between the performance of the fund and that of the index.

Futures contracts, which the fund uses to gain exposure to bonds for its cash balances, also could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. The fund's loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement.

Additionally, the fund may have a relatively high portfolio turnover rate, which could increase transaction costs and the likelihood of capital gain distributions.


                      SHORT-TERM BOND MARKET INDEX FUND 5

PERFORMANCE


Below is a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.


The fund adopted its current goal and strategies on 11/1/1997; performance before that time may have been different had its current goal and strategy been in place.

ANNUAL TOTAL RETURNS (%) AS OF 12/31


                                  [BAR GRAPH]


92                                                       6.08
93                                                       7.84
94                                                      (2.82)
95                                                      10.90
96                                                       4.00
97                                                       6.88
98                                                       6.96


BEST QUARTER: 4.32% Q3 1992
WORST QUARTER: -2.09% Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/1999: 1.24%


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998

                                                    SINCE
                          1 YEAR     5 YEARS    INCEPTION
---------------------------------------------------------
Fund                       6.96        5.08        6.04 1
Lehman Brothers Short
Government/Corporate
Bond Index                 7.63        6.23        6.72 2

1  Inception: 11/5/1991.
2  From: 11/5/1991.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)

SHAREHOLDER FEES
-----------------------------------------------------------
                                                       None

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------
Management fees                                        0.30
Distribution (12b-1) fees                              None
Other expenses                                         0.36
                                                       ----
Total annual operating expenses                        0.66

EXPENSE REDUCTION                                     (0.31)
                                                      -----
NET OPERATING EXPENSES *                               0.35
                                                      -----

* Guaranteed by Schwab and the investment adviser through 10/31/2000.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------
  $67         $211            $368            $822


The performance information above shows you how the fund's performance compares to its index, which varies over time.


                      6 SHORT-TERM BOND MARKET INDEX FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIODS ENDED 8/31                                         1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            9.90          9.74          9.67          9.84          9.81
                                                                --------------------------------------------------------------
Income from investment operations:
   Net investment income                                          0.50          0.56          0.59          0.59          0.59
   Net realized and unrealized gain (loss) on investments        (0.24)         0.17          0.07         (0.17)         0.03
                                                                --------------------------------------------------------------
   Total income from investment operations                        0.26          0.73          0.66          0.42          0.62
Less distributions:
   Dividends from net investment income                          (0.50)        (0.57)        (0.59)        (0.59)        (0.59)
                                                                --------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                                  9.66          9.90          9.74          9.67          9.84
                                                                ==============================================================
Total return (%)                                                  2.66          7.64          6.96          4.39          6.61


RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to average net assets          0.35          0.46          0.49          0.49          0.58
Expense reductions reflected in above ratio                       0.42          0.39          0.33          0.31          0.23
Ratio of net investment income to average net assets              5.11          5.58          6.02          6.03          6.11
Portfolio turnover rate                                            195           128            71            80           203
Net assets, end of period ($ x 1,000,000)                          218           157           127           134           157


                       SHORT-TERM BOND MARKET INDEX FUND 7

SCHWAB TOTAL BOND MARKET INDEX FUND

TICKER SYMBOL: SWLBX


GOAL

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX.



INDEX


THE LEHMAN BROTHERS AGGREGATE BOND INDEX INCLUDES INVESTMENT-GRADE GOVERNMENT, CORPORATE, MORTGAGE-, COMMERCIAL MORTGAGE- AND ASSET-BACKED BONDS that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA-BBB-). Bonds are represented in the index in proportion to their market value.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN BONDS THAT ARE INCLUDED IN THE INDEX. The fund normally invests at least 65% of total assets in these securities. If a portfolio security falls below investment-grade, the fund may continue to hold it if the investment adviser believes it would benefit the fund.

Because it would be impractical to invest in every bond in the index, the fund uses quantitative techniques to assemble a portfolio whose performance is expected to track that of the index. The fund seeks to remain close to the index in its dollar-weighted average maturity.


Like many index funds, the fund may enter into swap agreements, in which the payments or investment performance of one security or asset is exchanged for another. The fund may also invest in mortgage dollar rolls, which involve the fund selling mortgage-backed securities and simultaneously agreeing to later repurchase nearly identical securities at a stated price. In addition, the fund may invest in futures contracts and lend securities in seeking to enhance total return and minimize the gap between its performance and that of the index. However, because of fund expenses, the fund's performance normally is somewhat below that index.



THE BOND MARKET

The fund's index focuses on five main sectors of the bond market, in this proportion:

BOND TYPE
--------------------------------------------
U.S. government                        43.0%
Mortgage-backed                        33.7%
U.S. corporate                         16.4%
Dollar-denominated foreign issues       4.5%
Asset-backed                            1.2%
Commercial MBS                          1.2%

The index has approximately 5,392 bonds and a dollar-weighted average maturity of 9.03 years. (All figures as of 8/31/1999).

By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab Short-Term Bond Market Index Fund, although with more share price volatility than that fund.


                         8 TOTAL BOND MARKET INDEX FUND

This fund is designed for investors seeking to fill the fixed income component to their asset allocation plan, and who can accept higher risk in exchange for potentially higher long-term returns compared to a short-term fund.


MAIN RISKS

BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE BOND MARKET, AS MEASURED BY THE INDEX. The fund is designed to follow the index during upturns as well as downturns. Because of its indexing strategy, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

WHEN INTEREST RATES RISE, BOND PRICES USUALLY FALL, and with them the fund's share price. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be. When interest rates fall, issuers tend to pay off their bonds, which may force the fund to reinvest in lower-yielding securities.

DIFFERENT TYPES OF BONDS CARRY DIFFERENT TYPES OF RISKS. To the extent that the fund is exposed to a given sector of the bond market, it takes on the risks of that sector. With certain mortgage- and asset-backed bonds, a primary risk is the possibility that the bonds may be paid off earlier or later than expected. Either situation could hurt the fund's yield or share price. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from lack of reliable issuer information to the risk of political upheaval. Although the risk of default is generally considered unlikely, any default on the part of a portfolio investment could cause the fund's share price or yield to fall.


OTHER RISK FACTORS

Although the fund's main risks are those associated with its bond investments, its other investment strategies also involve risks.

For example, the fund's use of quantitative techniques may increase the gap between the performance of the fund and that of the index.

Futures contracts, which the fund uses to gain exposure to bonds for its cash balances, also could cause the fund to track the index less closely if they don't perform as expected.

The fund also may lend a portion of its securities to certain financial institutions in order to earn income. The fund's loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities falls below the agreed repurchase price, or if the counterparty is unable to honor the agreement.


Additionally, the fund may have a relatively high portfolio turnover rate, which could increase transaction costs and the likelihood of capital gain distributions.


                         TOTAL BOND MARKET INDEX FUND 9

PERFORMANCE


Below is a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.


The fund adopted its current goal and strategies on 11/1/1997; performance before that time may have been different had its current goal and strategy been in place.


ANNUAL TOTAL RETURNS (%) AS OF 12/31

                              [BAR GRAPH]

94                            (5.74)
95                            22.47
96                             1.06
97                             9.98
98                             8.41

BEST QUARTER: 6.79% Q2 1995
WORST QUARTER: -4.83% Q1 1994
YEAR-TO-DATE PERFORMANCE AS OF 9/30/1999: -0.99%


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/1998

                                                         SINCE
                                 1 YEAR     5 YEARS    INCEPTION
----------------------------------------------------------------
Fund                              8.41        6.82        7.13 1
Lehman Brothers Aggregate
Bond Index                        8.69        7.27        7.13 2

1 Inception: 3/5/1993.
2 From: 3/5/1993.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------
                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------
Management fees                                           0.30
Distribution (12b-1) fees                                 None
Other expenses                                            0.33
                                                         -----
Total annual operating expenses                           0.63
EXPENSE REDUCTION                                        (0.28)
                                                         -----
NET OPERATING EXPENSES *                                  0.35
                                                         -----

* Guaranteed by Schwab and the investment adviser through 10/31/2000.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment and 5% return each year. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------
 $64          $202            $351            $786



The performance information above shows you how the fund's performance compares to its index, which varies over time.



                        10 TOTAL BOND MARKET INDEX FUND

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

------------------------------------------------------------------------------------------------------------------------------
FISCAL PERIODS ENDED 8/31                                         1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                           10.18          9.75          9.38          9.80          9.33
                                                               ----------------------------------------------------------------
Income from investment operations:
   Net investment income                                          0.55          0.60          0.65          0.65          0.69
   Net realized and unrealized gain (loss) on investments        (0.53)         0.43          0.37         (0.42)         0.47
                                                               ----------------------------------------------------------------
   Total income from investment operations                        0.02          1.03          1.02          0.23          1.16
Less distributions:
   Dividends from net investment income                          (0.55)        (0.60)        (0.65)        (0.65)        (0.69)
   Distributions from net realized gain on investments           (0.07)         --            --            --            --
                                                               ----------------------------------------------------------------
   Total distributions                                           (0.62)        (0.60)        (0.65)        (0.65)        (0.69)
NET ASSET VALUE AT END OF PERIOD                                  9.58         10.18          9.75          9.38          9.80
                                                               ================================================================
Total return (%)                                                  0.14         10.83         11.18          2.29         13.03


RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------
Ratio of actual operating expenses to average net assets          0.35          0.31          0.20            --            --
Expense reductions reflected in above ratio                       0.39          0.51          0.98          1.17          1.18
Ratio of net investment income to average net assets              5.55          5.86          6.74          6.67          7.38
Portfolio turnover rate                                            174           285            51            66           240
Net assets, end of period ($ x 1,000,000)                          480           294            25            23            13


                          TOTAL BOND MARKET INDEX FUND 11

                                FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $99 billion under management.


THE INVESTMENT ADVISER for the Schwab Bond Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 4 million accounts. (All figures on this page are as of 8/31/1999.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab Bond Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/1999, these fees were 0.02% for the Schwab Short-Term Bond Market Index Fund and 0.02% for the Schwab Total Bond Market Index Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

KIMON DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the funds. Prior to joining the firm in October 1997, he worked for more than 17 years in research and asset management.



                               12 FUND MANAGEMENT

                             INVESTING IN THE FUNDS



As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.


                           INVESTING IN THE FUNDS 13

BUYING SHARES

Shares of the funds may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.



SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the funds.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.



--------------------------------------------------------------------------------
STEP 1
--------------------------------------------------------------------------------

CHOOSE A FUND, then decide how much you want to invest.


MINIMUM INITIAL INVESTMENT           MINIMUM ADDITIONAL INVESTMENTS            MINIMUM BALANCE
-------------------------------------------------------------------------------------------------------
$2,500                               $500 ($100 for Automatic                  $1,000
($1,000 for retirement and           Investment Plan)                          ($500 for retirement and
custodial accounts)                                                            custodial accounts)


--------------------------------------------------------------------------------
STEP 2
--------------------------------------------------------------------------------

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                FEATURES
------------------------------------------------------------------------------------------------
Reinvestment          All dividends and capital gain distributions are invested automatically in shares of your fund.

Cash/reinvestment     You receive payment for dividends, while any capital gain distributions
mix                   are invested in shares of your fund.


Cash                  You receive payment for all dividends and capital gain distributions.

--------------------------------------------------------------------------------
STEP 3
--------------------------------------------------------------------------------

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


                           14 INVESTING IN THE FUNDS

SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

-  A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- These funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets.

- Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING ORDERS


PHONE

Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET

www.schwab.com/schwabfunds

SCHWABLINK

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL

Write to SchwabFunds(R) at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON

Visit the nearest Charles Schwab branch office.


WHEN PLACING ORDERS


   With every order to buy, sell or exchange shares, you will need to include the following information:

-  Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-  The name and share class of the fund whose shares you want to buy or sell

-  The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name and share class of the fund into which you want to exchange and the distribution option you prefer

-  When selling shares, how you would like to receive the proceeds

   Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.



                           INVESTING IN THE FUNDS 15

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including those that appear to be associated with short-term trading activities

-  To change or waive a fund's investment minimums

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-  To withdraw or suspend any part of the offering made by this prospectus



                           16 INVESTING IN THE FUNDS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the 25th of every month (or next business day, if the 25th is not a business day), except that in December dividends are paid on the last business day of the month. The funds expect to pay any capital gain distributions every year, typically in December, to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Dividends derived from U.S. government securities are generally free from state and local income taxes. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year including the percentage of dividends paid that may qualify for tax-exempt status. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


                            INVESTING IN THE FUNDS 17

                                     NOTES



                                    18 NOTES

                                    NOTES 19

TO LEARN MORE


This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room.


SCHWABFUNDS
P.O. Box 7575
San Francisco, CA 94120-7575
800-435-4000
www.schwab.com/schwabfunds

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-6009
800-SEC-0330 (Public Reference Section)
www.sec.gov

SEC FILE NUMBER
Schwab  Bond Index Funds       811-6200



                                     SCHWAB
                                BOND INDEX FUNDS

                                                                     PROSPECTUS
                                                               November 15, 1999
                                                        As Amended June 15, 2000
                                                          [SCHWAB FUNDS(R) LOGO]



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